Supplemental Information
First Quarter 2022

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Income statement
Net interest income	$11,572	$11,410	$11,094	$10,233	$10,197
Noninterest income	11,656	10,650	11,672	11,233	12,624
Total revenue, net of interest expense	23,228	22,060	22,766	21,466	22,821
Provision for credit losses	30	(489)	(624)	(1,621)	(1,860)
Noninterest expense	15,319	14,731	14,440	15,045	15,515
Income before income taxes	7,879	7,818	8,950	8,042	9,166
Pretax, pre-provision income (1)	7,909	7,329	8,326	6,421	7,306
Income tax expense	812	805	1,259	(1,182)	1,116
Net income	7,067	7,013	7,691	9,224	8,050
Preferred stock dividends	467	240	431	260	490
Net income applicable to common shareholders	6,600	6,773	7,260	8,964	7,560
Diluted earnings per common share	0.80	0.82	0.85	1.03	0.86
Average diluted common shares issued and outstanding	8,202.1	8,304.7	8,492.8	8,735.5	8,755.6
Dividends paid per common share	$0.21	$0.21	$0.21	$0.18	$0.18

Performance ratios
Return on average assets	0.89%	0.88%	0.99%	1.23%	1.13%
Return on average common shareholders’ equity	11.02	10.90	11.43	14.33	12.28
Return on average shareholders’ equity	10.64	10.27	11.08	13.47	11.91
Return on average tangible common shareholders’ equity (2)	15.51	15.25	15.85	19.90	17.08
Return on average tangible shareholders’ equity (2)	14.40	13.87	14.87	18.11	16.01
Efficiency ratio	65.95	66.78	63.43	70.09	67.98

At period end
Book value per share of common stock	$29.70	$30.37	$30.22	$29.89	$29.07
Tangible book value per share of common stock (2)	20.99	21.68	21.69	21.61	20.90
Market capitalization	332,320	359,383	349,841	349,925	332,337
Number of financial centers - U.S.	4,056	4,173	4,215	4,296	4,324
Number of branded ATMs - U.S.	15,959	16,209	16,513	16,795	16,905
Headcount	208,139	208,248	209,407	211,608	212,201

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 30.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 30.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income
Interest income	$12,894	$12,554	$12,336	$11,387	$11,395
Interest expense	1,322	1,144	1,242	1,154	1,198
Net interest income	11,572	11,410	11,094	10,233	10,197

Noninterest income
Fees and commissions	8,985	10,143	9,915	9,705	9,536
Market making and similar activities	3,238	1,331	2,005	1,826	3,529
Other income (loss)	(567)	(824)	(248)	(298)	(441)
Total noninterest income	11,656	10,650	11,672	11,233	12,624
Total revenue, net of interest expense	23,228	22,060	22,766	21,466	22,821

Provision for credit losses	30	(489)	(624)	(1,621)	(1,860)

Noninterest expense
Compensation and benefits	9,482	9,037	8,714	8,653	9,736
Occupancy and equipment	1,760	1,785	1,764	1,759	1,830
Information processing and communications	1,540	1,480	1,416	1,448	1,425
Product delivery and transaction related	933	941	987	976	977
Marketing	397	411	347	810	371
Professional fees	450	512	434	426	403
Other general operating	757	565	778	973	773
Total noninterest expense	15,319	14,731	14,440	15,045	15,515
Income before income taxes	7,879	7,818	8,950	8,042	9,166
Income tax expense	812	805	1,259	(1,182)	1,116
Net income	$7,067	$7,013	$7,691	$9,224	$8,050
Preferred stock dividends	467	240	431	260	490
Net income applicable to common shareholders	$6,600	$6,773	$7,260	$8,964	$7,560

Per common share information
Earnings	$0.81	$0.82	$0.86	$1.04	$0.87
Diluted earnings	0.80	0.82	0.85	1.03	0.86
Average common shares issued and outstanding	8,136.8	8,226.5	8,430.7	8,620.8	8,700.1
Average diluted common shares issued and outstanding	8,202.1	8,304.7	8,492.8	8,735.5	8,755.6

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net income	$7,067	$7,013	$7,691	$9,224	$8,050
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(3,447)	(834)	(153)	(250)	(840)
Net change in debit valuation adjustments	261	64	27	149	116
Net change in derivatives	(5,179)	(1,176)	(431)	415	(1,114)
Employee benefit plan adjustments	24	454	50	69	51
Net change in foreign currency translation adjustments	28	(16)	(26)	26	(29)
Other comprehensive income (loss)	(8,313)	(1,508)	(533)	409	(1,816)
Comprehensive income (loss)	$(1,246)	$5,505	$7,158	$9,633	$6,234

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income
Interest income
Loans and leases	$7,352	$7,423	$7,502	$7,123	$7,234
Debt securities	3,823	3,544	3,282	2,820	2,730
Federal funds sold and securities borrowed or purchased under agreements to resell	(7)	(47)	6	(42)	(7)
Trading account assets	1,081	977	967	954	872
Other interest income	645	657	579	532	566
Total interest income	12,894	12,554	12,336	11,387	11,395

Interest expense
Deposits	164	143	133	128	133
Short-term borrowings	(112)	(153)	(41)	(85)	(79)
Trading account liabilities	364	304	285	293	246
Long-term debt	906	850	865	818	898
Total interest expense	1,322	1,144	1,242	1,154	1,198
Net interest income	$11,572	$11,410	$11,094	$10,233	$10,197

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$935	$1,129	$1,154	$1,210	$1,067
Other card income	468	485	429	376	368
Total card income	1,403	1,614	1,583	1,586	1,435
Service charges
Deposit-related fees	1,530	1,600	1,619	1,557	1,495
Lending-related fees	303	310	309	317	297
Total service charges	1,833	1,910	1,928	1,874	1,792
Investment and brokerage services
Asset management fees	3,286	3,295	3,276	3,156	3,002
Brokerage fees	1,006	973	960	967	1,061
Total investment and brokerage services	4,292	4,268	4,236	4,123	4,063
Investment banking fees
Underwriting income	672	1,049	1,168	1,314	1,546
Syndication fees	312	452	346	401	300
Financial advisory services	473	850	654	407	400
Total investment banking fees	1,457	2,351	2,168	2,122	2,246
Total fees and commissions	8,985	10,143	9,915	9,705	9,536
Market making and similar activities	3,238	1,331	2,005	1,826	3,529
Other income (loss)	(567)	(824)	(248)	(298)	(441)
Total noninterest income	$11,656	$10,650	$11,672	$11,233	$12,624

(1)Gross interchange fees and merchant income were $2.9 billion, $3.1 billion, $3.0 billion, $2.9 billion and $2.5 billion and are presented net of $2.0 billion, $2.0 billion, $1.8 billion, $1.7 billion and $1.4 billion of expenses for rewards and partner payments as well as certain other card costs for the first quarter of 2022 and the fourth, third, second, and first quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2022	December 31 2021	March 31 2021
Assets
Cash and due from banks	$29,769	$29,222	$33,560
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	244,165	318,999	292,541
Cash and cash equivalents	273,934	348,221	326,101
Time deposits placed and other short-term investments	5,645	7,144	7,859
Federal funds sold and securities borrowed or purchased under agreements to resell	302,108	250,720	259,147
Trading account assets	313,400	247,080	276,881
Derivative assets	48,231	35,344	45,898
Debt securities:
Carried at fair value	297,700	308,073	280,912
Held-to-maturity, at cost	672,180	674,554	576,000
Total debt securities	969,880	982,627	856,912
Loans and leases	993,145	979,124	903,088
Allowance for loan and lease losses	(12,104)	(12,387)	(16,168)
Loans and leases, net of allowance	981,041	966,737	886,920
Premises and equipment, net	10,820	10,833	10,803
Goodwill	69,023	69,022	68,951
Loans held-for-sale	10,270	15,635	7,895
Customer and other receivables	83,622	72,263	66,404
Other assets	170,249	163,869	156,221
Total assets	$3,238,223	$3,169,495	$2,969,992

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$787,045	$784,189	$703,822
Interest-bearing	1,178,451	1,165,914	1,079,551
Deposits in non-U.S. offices:
Noninterest-bearing	27,589	27,457	22,423
Interest-bearing	79,324	86,886	79,142
Total deposits	2,072,409	2,064,446	1,884,938
Federal funds purchased and securities loaned or sold under agreements to repurchase	214,685	192,329	199,443
Trading account liabilities	117,122	100,690	102,788
Derivative liabilities	44,266	37,675	42,325
Short-term borrowings	24,789	23,753	21,724
Accrued expenses and other liabilities	219,625	200,419	193,563
Long-term debt	278,710	280,117	251,211
Total liabilities	2,971,606	2,899,429	2,695,992
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 4,037,686, 3,939,686 and 3,923,686 shares	27,137	24,708	24,319
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,062,102,236, 8,077,831,463 and 8,589,731,470 shares	59,968	62,398	83,071
Retained earnings	192,929	188,064	170,082
Accumulated other comprehensive income (loss)	(13,417)	(5,104)	(3,472)
Total shareholders’ equity	266,617	270,066	274,000
Total liabilities and shareholders’ equity	$3,238,223	$3,169,495	$2,969,992

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$2,160	$5,004	$4,530
Loans and leases	15,946	17,135	19,346
Allowance for loan and lease losses	(880)	(958)	(1,261)
Loans and leases, net of allowance	15,066	16,177	18,085
All other assets	417	189	1,387
Total assets of consolidated variable interest entities	$17,643	$21,370	$24,002

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$228	$247	$338
Long-term debt	3,557	3,587	5,286
All other liabilities	6	7	11
Total liabilities of consolidated variable interest entities	$3,791	$3,841	$5,635

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2022	December 31 2021	March 31 2021
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$169,874	$171,759	$177,789
Tier 1 capital	197,007	196,465	201,224
Total capital	229,188	227,592	236,000
Risk-weighted assets	1,639,993	1,617,848	1,508,057
Common equity tier 1 capital ratio	10.4%	10.6%	11.8%
Tier 1 capital ratio	12.0	12.1	13.3
Total capital ratio	14.0	14.1	15.6

Advanced Approaches
Common equity tier 1 capital	$169,874	$171,759	$177,789
Tier 1 capital	197,007	196,465	201,224
Total capital	222,494	220,616	227,693
Risk-weighted assets	1,416,019	1,399,160	1,365,368
Common equity tier 1 capital ratio	12.0%	12.3%	13.0%
Tier 1 capital ratio	13.9	14.0	14.7
Total capital ratio	15.7	15.8	16.7

Leverage-based metrics (1):
Adjusted average assets	$3,129,996	$3,087,247	$2,805,021
Tier 1 leverage ratio	6.3%	6.4%	7.2%

Supplementary leverage exposure	$3,661,899	$3,603,807	$2,868,314
Supplementary leverage ratio	5.4%	5.5%	7.0%

Tangible equity ratio (2)	6.2	6.4	7.0
Tangible common equity ratio (2)	5.3	5.7	6.2

(1)Regulatory capital ratios at March 31, 2022 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at March 31, 2021 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 30.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	March 31 2022	December 31 2021	March 31 2021
Total common shareholders' equity	$239,480	$245,358	$249,681
CECL transitional amount (1)	1,881	2,508	3,544
Goodwill, net of related deferred tax liabilities	(68,641)	(68,641)	(68,565)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,843)	(7,743)	(5,904)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,589)	(1,605)	(1,604)
Defined benefit pension plan net assets	(1,248)	(1,261)	(1,181)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,047	1,400	1,625
Accumulated net (gain) loss on certain cash flow hedges (2)	7,049	1,870	678
Other	(262)	(127)	(485)
Common equity tier 1 capital	169,874	171,759	177,789
Qualifying preferred stock, net of issuance cost	27,136	24,707	23,440
Other	(3)	(1)	(5)
Tier 1 capital	197,007	196,465	201,224
Tier 2 capital instruments	21,719	20,750	21,137
Qualifying allowance for credit losses (3)	11,000	10,534	13,642
Other	(538)	(157)	(3)
Total capital under the Standardized approach	229,188	227,592	236,000
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(6,694)	(6,976)	(8,307)
Total capital under the Advanced approaches	$222,494	$220,616	$227,693

(1)December 31, 2021 and March 31, 2021 include the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption. March 31, 2022 includes 75 percent of the transition provisions' impact as of December 31, 2021.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2022			Fourth Quarter 2021			First Quarter 2021
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$244,971	$86	0.14%	$256,955	$66	0.10%	$278,098	$29	0.04%
Time deposits placed and other short-term investments	9,253	12	0.52	7,200	7	0.36	8,742	4	0.18
Federal funds sold and securities borrowed or purchased under agreements to resell	299,404	(7)	(0.01)	278,163	(47)	(0.07)	249,985	(7)	(0.01)
Trading account assets	151,969	1,096	2.92	146,958	992	2.68	145,089	885	2.47
Debt securities	975,656	3,838	1.58	984,493	3,558	1.45	788,638	2,745	1.41
Loans and leases (2)
Residential mortgage	223,979	1,525	2.73	219,193	1,481	2.70	219,005	1,529	2.80
Home equity	27,784	220	3.21	28,796	255	3.52	33,634	281	3.38
Credit card	78,409	1,940	10.03	78,358	1,997	10.11	74,165	1,947	10.65
Direct/Indirect and other consumer	104,632	579	2.25	101,854	578	2.25	91,430	559	2.48
Total consumer	434,804	4,264	3.96	428,201	4,311	4.00	418,234	4,316	4.17
U.S. commercial	346,510	2,127	2.49	330,796	2,191	2.63	322,010	2,051	2.58
Non-U.S. commercial	118,767	504	1.72	108,899	468	1.71	90,904	409	1.83
Commercial real estate	63,065	387	2.49	62,296	382	2.43	59,736	365	2.48
Commercial lease financing	14,647	106	2.92	14,870	106	2.83	16,839	132	3.15
Total commercial	542,989	3,124	2.33	516,861	3,147	2.42	489,489	2,957	2.45
Total loans and leases	977,793	7,388	3.06	945,062	7,458	3.14	907,723	7,273	3.24
Other earning assets	120,798	587	1.97	128,938	625	1.93	103,650	577	2.26
Total earning assets	2,779,844	13,000	1.89	2,747,769	12,659	1.83	2,481,925	11,506	1.87
Cash and due from banks	28,082			29,219			33,925
Other assets, less allowance for loan and lease losses	399,776			387,130			363,371
Total assets	$3,207,702			$3,164,118			$2,879,221
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$1,001,184	$80	0.03%	$965,801	$80	0.03%	$889,793	$77	0.04%
Time and savings deposits	163,981	40	0.10	162,567	38	0.10	158,575	51	0.13
Total U.S. interest-bearing deposits	1,165,165	120	0.04	1,128,368	118	0.04	1,048,368	128	0.05
Non-U.S. interest-bearing deposits	81,879	44	0.22	82,846	25	0.12	81,966	5	0.02
Total interest-bearing deposits	1,247,044	164	0.05	1,211,214	143	0.05	1,130,334	133	0.05
Federal funds purchased and securities loaned or sold under agreements to repurchase (3)	217,152	79	0.15	218,018	80	0.14	193,325	111	0.23
Short-term borrowings and other interest-bearing liabilities (3)	126,454	(191)	(0.61)	114,637	(233)	(0.80)	99,911	(190)	(0.77)
Trading account liabilities	64,240	364	2.30	57,993	304	2.08	42,923	246	2.32
Long-term debt	246,042	906	1.50	248,525	850	1.35	220,836	898	1.65
Total interest-bearing liabilities	1,900,932	1,322	0.28	1,850,387	1,144	0.24	1,687,329	1,198	0.29
Noninterest-bearing sources
Noninterest-bearing deposits	798,767			806,009			675,413
Other liabilities (4)	238,694			236,839			242,432
Shareholders’ equity	269,309			270,883			274,047
Total liabilities and shareholders’ equity	$3,207,702			$3,164,118			$2,879,221
Net interest spread			1.61%			1.59%			1.58%
Impact of noninterest-bearing sources			0.08			0.08			0.10
Net interest income/yield on earning assets (5)		$11,678	1.69%		$11,515	1.67%		$10,308	1.68%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period amounts have been reclassified to conform to current-period presentation.
(4)Includes $30.2 billion, $30.4 billion and $31.3 billion of structured notes and liabilities for the first quarter of 2022 and the fourth and first quarters of 2021, respectively.
(5)Net interest income includes FTE adjustments of $106 million, $105 million and $111 million for the first quarter of 2022 and the fourth and first quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$40,166	$293	$(965)	$39,494
Agency-collateralized mortgage obligations	2,985	11	(102)	2,894
Commercial	19,330	336	(436)	19,230
Non-agency residential	502	5	(53)	454
Total mortgage-backed securities	62,983	645	(1,556)	62,072
U.S. Treasury and government agencies	193,081	1,186	(1,481)	192,786
Non-U.S. securities	15,192	—	(9)	15,183
Other taxable securities	4,007	12	(29)	3,990
Tax-exempt securities	15,325	81	(150)	15,256
Total available-for-sale debt securities	290,588	1,924	(3,225)	289,287
Other debt securities carried at fair value (1)	8,532	91	(210)	8,413
Total debt securities carried at fair value	299,120	2,015	(3,435)	297,700
Held-to-maturity debt securities
Agency mortgage-backed securities	542,601	619	(41,454)	501,766
U.S. Treasury and government agencies	120,863	—	(10,046)	110,817
Other taxable securities	8,754	5	(466)	8,293
Total held-to-maturity debt securities	672,218	624	(51,966)	620,876
Total debt securities	$971,338	$2,639	$(55,401)	$918,576

	December 31, 2021
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$45,268	$1,257	$(186)	$46,339
Agency-collateralized mortgage obligations	3,331	74	(25)	3,380
Commercial	19,036	647	(79)	19,604
Non-agency residential	591	25	(33)	583
Total mortgage-backed securities	68,226	2,003	(323)	69,906
U.S. Treasury and government agencies	197,853	1,610	(318)	199,145
Non-U.S. securities	11,933	—	—	11,933
Other taxable securities	2,725	39	(3)	2,761
Tax-exempt securities	15,155	317	(39)	15,433
Total available-for-sale debt securities	295,892	3,969	(683)	299,178
Other debt securities carried at fair value (1)	8,873	105	(83)	8,895
Total debt securities carried at fair value	304,765	4,074	(766)	308,073
Held-to-maturity debt securities
Agency mortgage-backed securities	553,721	3,855	(10,366)	547,210
U.S. Treasury and government agencies	111,859	254	(2,395)	109,718
Other taxable securities	9,011	147	(196)	8,962
Total held-to-maturity debt securities	674,591	4,256	(12,957)	665,890
Total debt securities	$979,356	$8,330	$(13,723)	$973,963

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

FTE basis data (1)
Net interest income	$11,678	$11,515	$11,195	$10,343	$10,308
Total revenue, net of interest expense	23,334	22,165	22,867	21,576	22,932
Net interest yield	1.69%	1.67%	1.68%	1.61%	1.68%
Efficiency ratio	65.65	66.46	63.14	69.73	67.65

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $106 million, $105 million, $101 million, $110 million and $111 million for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,678	$6,680	$1,668	$2,344	$993	$(7)
Noninterest income
Fees and commissions:
Card income	1,403	1,185	18	176	14	10
Service charges	1,833	844	19	886	82	2
Investment and brokerage services	4,292	83	3,654	12	545	(2)
Investment banking fees	1,457	—	66	880	582	(71)
Total fees and commissions	8,985	2,112	3,757	1,954	1,223	(61)
Market making and similar activities	3,238	—	13	49	3,190	(14)
Other income (loss)	(567)	21	38	847	(114)	(1,359)
Total noninterest income (loss)	11,656	2,133	3,808	2,850	4,299	(1,434)
Total revenue, net of interest expense	23,334	8,813	5,476	5,194	5,292	(1,441)
Provision for credit losses	30	(52)	(41)	165	5	(47)
Noninterest expense	15,319	4,921	4,015	2,683	3,117	583
Income (loss) before income taxes	7,985	3,944	1,502	2,346	2,170	(1,977)
Income tax expense (benefit)	918	966	368	622	575	(1,613)
Net income (loss)	$7,067	$2,978	$1,134	$1,724	$1,595	$(364)

Average
Total loans and leases	$977,793	$284,068	$210,937	$358,807	$108,576	$15,405
Total assets (1)	3,207,702	1,133,001	431,040	630,517	858,719	154,425
Total deposits	2,045,811	1,056,100	384,902	539,912	44,393	20,504
Quarter end
Total loans and leases	$993,145	$286,322	$214,273	$367,423	$110,037	$15,090
Total assets (1)	3,238,223	1,166,443	433,122	623,168	883,304	132,186
Total deposits	2,072,409	1,088,940	385,288	533,820	43,371	20,990

	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,515	$6,543	$1,526	$2,362	$1,031	$53
Noninterest income
Fees and commissions:
Card income	1,614	1,354	22	198	12	28
Service charges	1,910	921	18	887	84	—
Investment and brokerage services	4,268	84	3,703	14	474	(7)
Investment banking fees	2,351	—	82	1,465	832	(28)
Total fees and commissions	10,143	2,359	3,825	2,564	1,402	(7)
Market making and similar activities	1,331	1	9	46	1,312	(37)
Other income (loss)	(824)	9	42	935	73	(1,883)
Total noninterest income (loss)	10,650	2,369	3,876	3,545	2,787	(1,927)
Total revenue, net of interest expense	22,165	8,912	5,402	5,907	3,818	(1,874)
Provision for credit losses	(489)	32	(56)	(463)	32	(34)
Noninterest expense	14,731	4,742	3,834	2,717	2,882	556
Income (loss) before income taxes	7,923	4,138	1,624	3,653	904	(2,396)
Income tax expense (benefit)	910	1,014	398	986	235	(1,723)
Net income (loss)	$7,013	$3,124	$1,226	$2,667	$669	$(673)

Average
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240
Total assets (1)	3,164,118	1,102,444	408,033	650,940	816,994	185,707
Total deposits	2,017,223	1,026,810	360,912	562,390	43,331	23,780
Quarter end
Total loans and leases	$979,124	$286,511	$208,971	$352,933	$114,846	$15,863
Total assets (1)	3,169,495	1,131,142	438,275	638,131	747,794	214,153
Total deposits	2,064,446	1,054,995	390,143	551,752	46,374	21,182

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,308	$5,920	$1,331	$1,980	$990	$87
Noninterest income
Fees and commissions:
Card income	1,435	1,189	19	150	76	1
Service charges	1,792	831	18	847	94	2
Investment and brokerage services	4,063	77	3,391	41	560	(6)
Investment banking fees	2,246	—	135	1,172	981	(42)
Total fees and commissions	9,536	2,097	3,563	2,210	1,711	(45)
Market making and similar activities	3,529	—	11	31	3,470	17
Other income (loss)	(441)	52	66	412	27	(998)
Total noninterest income (loss)	12,624	2,149	3,640	2,653	5,208	(1,026)
Total revenue, net of interest expense	22,932	8,069	4,971	4,633	6,198	(939)
Provision for credit losses	(1,860)	(617)	(65)	(1,126)	(5)	(47)
Noninterest expense	15,515	5,131	3,867	2,782	3,427	308
Income (loss) before income taxes	9,277	3,555	1,169	2,977	2,776	(1,200)
Income tax expense (benefit)	1,227	871	286	804	722	(1,456)
Net income (loss)	$8,050	$2,684	$883	$2,173	$2,054	$256

Average
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815
Total assets (1)	2,879,221	999,769	372,594	576,145	723,264	207,449
Total deposits	1,805,747	924,137	326,370	487,034	53,852	14,354
Quarter end
Total loans and leases	$903,088	$282,935	$190,060	$325,996	$84,247	$19,850
Total assets (1)	2,969,992	1,047,413	378,654	594,235	745,681	204,009
Total deposits	1,884,938	971,709	333,254	506,012	61,450	12,513

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income	$6,680	$6,543	$6,493	$5,973	$5,920
Noninterest income:
Card income	1,185	1,354	1,317	1,312	1,189
Service charges	844	921	935	851	831
All other income	104	94	93	50	129
Total noninterest income	2,133	2,369	2,345	2,213	2,149
Total revenue, net of interest expense	8,813	8,912	8,838	8,186	8,069

Provision for credit losses	(52)	32	247	(697)	(617)

Noninterest expense	4,921	4,742	4,558	4,859	5,131
Income before income taxes	3,944	4,138	4,033	4,024	3,555
Income tax expense	966	1,014	988	986	871
Net income	$2,978	$3,124	$3,045	$3,038	$2,684

Net interest yield	2.48%	2.44%	2.49%	2.37%	2.51%
Return on average allocated capital (1)	30	32	31	32	28
Efficiency ratio	55.84	53.22	51.56	59.36	63.59

Balance Sheet
Average
Total loans and leases	$284,068	$282,332	$281,380	$281,767	$290,891
Total earning assets (2)	1,092,742	1,061,742	1,034,471	1,012,335	957,112
Total assets (2)	1,133,001	1,102,444	1,076,236	1,054,516	999,769
Total deposits	1,056,100	1,026,810	1,000,765	979,072	924,137
Allocated capital (1)	40,000	38,500	38,500	38,500	38,500

Period end
Total loans and leases	$286,322	$286,511	$280,803	$282,900	$282,935
Total earning assets (2)	1,125,963	1,090,331	1,050,331	1,022,092	1,004,896
Total assets (2)	1,166,443	1,131,142	1,091,431	1,063,650	1,047,413
Total deposits	1,088,940	1,054,995	1,015,276	987,655	971,709

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021
Average deposit balances
Checking	$593,428	$577,703	$561,629	$550,009	$515,430
Savings	72,413	70,719	70,799	70,945	65,863
MMS	354,850	342,812	331,924	320,594	303,719
CDs and IRAs	30,685	31,584	32,578	33,728	35,488
Other	4,724	3,992	3,835	3,796	3,637
Total average deposit balances	$1,056,100	$1,026,810	$1,000,765	$979,072	$924,137

Deposit spreads (excludes noninterest costs)
Checking	1.91%	1.92%	1.95%	1.97%	1.99%
Savings	2.19	2.21	2.23	2.26	2.28
MMS	1.23	1.24	1.26	1.29	1.32
CDs and IRAs	0.46	0.32	0.34	0.41	0.48
Other	0.41	0.22	0.24	0.27	0.31
Total deposit spreads	1.65	1.66	1.68	1.71	1.73

Consumer investment assets	$357,593	$368,831	$353,280	$345,809	$324,479

Active digital banking users (in thousands) (1)	42,269	41,365	40,911	40,512	40,286
Active mobile banking users (in thousands) (2)	33,589	32,980	32,455	31,796	31,487
Financial centers	4,056	4,173	4,215	4,296	4,324
ATMs	15,959	16,209	16,513	16,795	16,905

Total credit card (3)
Loans
Average credit card outstandings	$78,409	$78,358	$75,569	$73,399	$74,165
Ending credit card outstandings	79,356	81,438	76,869	75,599	72,786
Credit quality
Net charge-offs	$297	$280	$321	$488	$634
	1.53%	1.42%	1.69%	2.67%	3.47%
30+ delinquency	$1,003	$997	$934	$976	$1,317
	1.26%	1.22%	1.21%	1.29%	1.81%
90+ delinquency	$492	$487	$450	$533	$755
	0.62%	0.60%	0.58%	0.71%	1.04%
Other total credit card indicators (3)
Gross interest yield	9.90%	9.96%	10.10%	10.10%	10.52%
Risk-adjusted margin	10.40	10.85	10.70	9.76	9.29
New accounts (in thousands)	977	940	1,049	931	674
Purchase volumes	$80,914	$87,671	$80,925	$78,384	$64,591

Debit card data
Purchase volumes	$117,584	$124,278	$119,680	$121,905	$107,907

Loan production (4)
Consumer Banking:
First mortgage	$8,116	$12,782	$12,510	$11,502	$9,182
Home equity	1,725	1,417	1,262	907	410
Total (5):
First mortgage	$16,353	$22,961	$21,232	$20,266	$15,233
Home equity	2,040	1,703	1,523	1,166	503

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2022			Fourth Quarter 2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,680	$4,052	$2,628	$6,543	$3,870	$2,673
Noninterest income:
Card income	1,185	(8)	1,193	1,354	(9)	1,363
Service charges	844	843	1	921	921	—
All other income	104	68	36	94	70	24
Total noninterest income	2,133	903	1,230	2,369	982	1,387
Total revenue, net of interest expense	8,813	4,955	3,858	8,912	4,852	4,060

Provision for credit losses	(52)	73	(125)	32	66	(34)

Noninterest expense	4,921	3,008	1,913	4,742	2,862	1,880
Income before income taxes	3,944	1,874	2,070	4,138	1,924	2,214
Income tax expense	966	459	507	1,014	471	543
Net income	$2,978	$1,415	$1,563	$3,124	$1,453	$1,671

Net interest yield	2.48%	1.56%	3.79%	2.44%	1.51%	3.81%
Return on average allocated capital (1)	30	44	23	32	48	25
Efficiency ratio	55.84	60.71	49.58	53.22	58.98	46.33

Balance Sheet
Average
Total loans and leases	$284,068	$4,215	$279,853	$282,332	$4,290	$278,042
Total earning assets (2)	1,092,742	1,050,490	281,255	1,061,742	1,018,888	278,488
Total assets (2)	1,133,001	1,084,343	287,660	1,102,444	1,053,379	284,698
Total deposits	1,056,100	1,050,247	5,853	1,026,810	1,020,092	6,718
Allocated capital (1)	40,000	13,000	27,000	38,500	12,000	26,500

Period end
Total loans and leases	$286,322	$4,165	$282,157	$286,511	$4,206	$282,305
Total earning assets (2)	1,125,963	1,083,664	284,069	1,090,331	1,048,009	282,850
Total assets (2)	1,166,443	1,117,241	290,972	1,131,142	1,082,449	289,220
Total deposits	1,088,940	1,082,885	6,055	1,054,995	1,049,085	5,910

				First Quarter 2021
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$5,920	$3,278	$2,642
Noninterest income:
Card income				1,189	(5)	1,194
Service charges				831	830	1
All other income				129	73	56
Total noninterest income				2,149	898	1,251
Total revenue, net of interest expense				8,069	4,176	3,893

Provision for credit losses				(617)	74	(691)

Noninterest expense				5,131	3,209	1,922
Income before income taxes				3,555	893	2,662
Income tax expense				871	219	652
Net income				$2,684	$674	$2,010

Net interest yield				2.51%	1.46%	3.74%
Return on average allocated capital (1)				28	23	31
Efficiency ratio				63.59	76.87	49.34

Balance Sheet
Average
Total loans and leases				$290,891	$4,607	$286,284
Total earning assets (2)				957,112	912,135	286,720
Total assets (2)				999,769	950,803	290,709
Total deposits				924,137	917,319	6,818
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$282,935	$4,490	$278,445
Total earning assets (2)				1,004,896	960,132	278,984
Total assets (2)				1,047,413	997,601	284,032
Total deposits				971,709	964,406	7,303

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income	$1,668	$1,526	$1,452	$1,355	$1,331
Noninterest income:
Investment and brokerage services	3,654	3,703	3,682	3,536	3,391
All other income	154	173	176	174	249
Total noninterest income	3,808	3,876	3,858	3,710	3,640
Total revenue, net of interest expense	5,476	5,402	5,310	5,065	4,971

Provision for credit losses	(41)	(56)	(58)	(62)	(65)

Noninterest expense	4,015	3,834	3,744	3,813	3,867
Income before income taxes	1,502	1,624	1,624	1,314	1,169
Income tax expense	368	398	398	322	286
Net income	$1,134	$1,226	$1,226	$992	$883

Net interest yield	1.62%	1.53%	1.54%	1.48%	1.50%
Return on average allocated capital (1)	26	30	30	24	22
Efficiency ratio	73.31	70.95	70.51	75.29	77.79

Balance Sheet
Average
Total loans and leases	$210,937	$205,236	$199,664	$193,988	$188,495
Total earning assets (2)	418,248	395,144	373,691	367,778	360,099
Total assets (2)	431,040	408,033	386,346	380,315	372,594
Total deposits	384,902	360,912	339,357	333,487	326,370
Allocated capital (1)	17,500	16,500	16,500	16,500	16,500

Period end
Total loans and leases	$214,273	$208,971	$202,268	$198,361	$190,060
Total earning assets (2)	419,903	425,112	380,857	365,496	365,853
Total assets (2)	433,122	438,275	393,708	378,220	378,654
Total deposits	385,288	390,143	345,590	330,624	333,254

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Revenue by Business
Merrill Wealth Management	$4,589	$4,532	$4,471	$4,260	$4,185
Bank of America Private Bank	887	870	839	805	786
Total revenue, net of interest expense	$5,476	$5,402	$5,310	$5,065	$4,971

Client Balances by Business, at period end
Merrill Wealth Management	$3,116,052	$3,214,881	$3,108,358	$3,073,252	$2,922,770
Bank of America Private Bank	598,100	625,453	584,475	579,562	557,569
Total client balances	$3,714,152	$3,840,334	$3,692,833	$3,652,814	$3,480,339

Client Balances by Type, at period end
Assets under management (1)	$1,571,605	$1,638,782	$1,578,630	$1,549,069	$1,467,487
Brokerage and other assets	1,592,802	1,655,021	1,612,472	1,619,246	1,535,424
Deposits	385,288	390,143	345,590	330,624	333,254
Loans and leases (2)	217,461	212,251	205,055	201,154	192,725
Less: Managed deposits in assets under management	(53,004)	(55,863)	(48,914)	(47,279)	(48,551)
Total client balances	$3,714,152	$3,840,334	$3,692,833	$3,652,814	$3,480,339

Assets Under Management Rollforward
Assets under management, beginning balance	$1,638,782	$1,578,630	$1,549,069	$1,467,487	$1,408,465
Net client flows	15,537	21,552	14,776	11,714	18,208
Market valuation/other	(82,714)	38,600	14,785	69,868	40,814
Total assets under management, ending balance	$1,571,605	$1,638,782	$1,578,630	$1,549,069	$1,467,487

Advisors, at period end
Total wealth advisors (3)	18,571	18,846	18,855	19,385	19,808

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income	$2,344	$2,362	$2,185	$1,984	$1,980
Noninterest income:
Service charges	886	887	889	900	847
Investment banking fees	880	1,465	1,297	1,173	1,172
All other income	1,084	1,193	874	1,033	634
Total noninterest income	2,850	3,545	3,060	3,106	2,653
Total revenue, net of interest expense	5,194	5,907	5,245	5,090	4,633

Provision for credit losses	165	(463)	(781)	(831)	(1,126)

Noninterest expense	2,683	2,717	2,534	2,599	2,782
Income before income taxes	2,346	3,653	3,492	3,322	2,977
Income tax expense	622	986	943	897	804
Net income	$1,724	$2,667	$2,549	$2,425	$2,173

Net interest yield	1.68%	1.59%	1.55%	1.49%	1.56%
Return on average allocated capital (1)	16	25	24	23	21
Efficiency ratio	51.65	45.99	48.31	51.07	60.04

Balance Sheet
Average
Total loans and leases	$358,807	$338,627	$324,736	$325,110	$330,107
Total earning assets (2)	566,277	587,472	560,181	534,562	515,880
Total assets (2)	630,517	650,940	621,699	595,498	576,145
Total deposits	539,912	562,390	534,166	506,618	487,034
Allocated capital (1)	44,500	42,500	42,500	42,500	42,500

Period end
Total loans and leases	$367,423	$352,933	$328,893	$323,256	$325,996
Total earning assets (2)	558,639	574,583	561,239	547,278	533,852
Total assets (2)	623,168	638,131	623,640	607,969	594,235
Total deposits	533,820	551,752	536,476	520,026	506,012

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Investment Banking fees (1)
Advisory (2)	$439	$798	$608	$376	$357
Debt issuance	359	430	401	482	423
Equity issuance	82	237	288	315	392
Total Investment Banking fees (3)	$880	$1,465	$1,297	$1,173	$1,172

Business Lending
Corporate	$1,060	$1,195	$885	$989	$654
Commercial	993	987	923	867	898
Business Banking	58	59	54	56	55
Total Business Lending revenue	$2,111	$2,241	$1,862	$1,912	$1,607

Global Transaction Services (4)
Corporate	$949	$911	$850	$763	$711
Commercial	896	909	855	805	772
Business Banking	243	249	240	230	222
Total Global Transaction Services revenue	$2,088	$2,069	$1,945	$1,798	$1,705

Average deposit balances
Interest-bearing	$157,126	$164,522	$165,669	$162,947	$164,633
Noninterest-bearing	382,786	397,868	368,497	343,671	322,401
Total average deposits	$539,912	$562,390	$534,166	$506,618	$487,034

Loan spread	1.53%	1.58%	1.60%	1.57%	1.60%

Provision for credit losses	$165	$(463)	$(781)	$(831)	$(1,126)

Credit quality (5, 6)
Reservable criticized utilized exposure	$18,304	$19,873	$20,894	$25,158	$29,954
	4.72%	5.34%	5.99%	7.33%	8.66%

Nonperforming loans, leases and foreclosed properties	$1,329	$1,351	$1,504	$1,651	$1,812
	0.37%	0.39%	0.46%	0.52%	0.56%

Average loans and leases by product
U.S. commercial	$211,568	$196,168	$187,047	$188,716	$192,628
Non-U.S. commercial	80,783	75,611	71,859	70,666	70,573
Commercial real estate	51,400	51,570	49,868	49,139	49,685
Commercial lease financing	15,055	15,261	15,961	16,588	17,221
Other	1	17	1	1	—
Total average loans and leases	$358,807	$338,627	$324,736	$325,110	$330,107

Total Corporation Investment Banking fees
Advisory (2)	$473	$850	$654	$407	$400
Debt issuance	831	984	933	1,110	988
Equity issuance	225	545	637	702	900
Total investment banking fees including self-led deals	1,529	2,379	2,224	2,219	2,288
Self-led deals	(72)	(28)	(56)	(97)	(42)
Total Investment Banking fees	$1,457	$2,351	$2,168	$2,122	$2,246

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Prior periods have been revised to conform to current-period presentation.
(5)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(6)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income	$993	$1,031	$1,000	$990	$990
Noninterest income:
Investment and brokerage services	545	474	471	474	560
Investment banking fees	582	832	844	959	981
Market making and similar activities	3,190	1,312	2,014	1,964	3,470
All other income	(18)	169	190	333	197
Total noninterest income	4,299	2,787	3,519	3,730	5,208
Total revenue, net of interest expense (2)	5,292	3,818	4,519	4,720	6,198

Provision for credit losses	5	32	16	22	(5)

Noninterest expense	3,117	2,882	3,252	3,471	3,427
Income before income taxes	2,170	904	1,251	1,227	2,776
Income tax expense	575	235	325	319	722
Net income	$1,595	$669	$926	$908	$2,054

Return on average allocated capital (3)	15%	7%	10%	10%	22%
Efficiency ratio	58.90	75.49	71.94	73.55	55.29

Balance Sheet
Average
Total trading-related assets	$596,154	$564,282	$563,715	$566,842	$501,789
Total loans and leases	108,576	102,627	97,148	87,826	77,415
Total earning assets	610,926	580,794	557,333	531,000	495,324
Total assets	858,719	816,994	804,938	797,558	723,264
Total deposits	44,393	43,331	54,650	55,584	53,852
Allocated capital (3)	42,500	38,000	38,000	38,000	38,000

Period end
Total trading-related assets	$616,811	$491,160	$536,125	$542,614	$524,188
Total loans and leases	110,037	114,846	98,892	96,105	84,247
Total earning assets	609,290	561,135	526,585	527,983	496,103
Total assets	883,304	747,794	776,929	773,714	745,681
Total deposits	43,371	46,374	54,941	57,297	61,450

Trading-related assets (average)
Trading account securities	$301,285	$291,518	$304,133	$304,760	$265,181
Reverse repurchases	138,581	121,878	117,486	116,424	99,886
Securities borrowed	114,468	109,455	101,086	101,144	89,253
Derivative assets	41,820	41,431	41,010	44,514	47,469
Total trading-related assets	$596,154	$564,282	$563,715	$566,842	$501,789

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results for the third, second and first quarters of 2021 were not restated.
(2)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(3)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$2,708	$1,573	$2,009	$1,937	$3,242
Equities	2,011	1,363	1,605	1,624	1,836
Total sales and trading revenue	$4,719	$2,936	$3,614	$3,561	$5,078

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$2,648	$1,569	$2,025	$1,965	$3,251
Equities	2,002	1,365	1,609	1,630	1,829
Total sales and trading revenue, excluding net debit valuation adjustment	$4,650	$2,934	$3,634	$3,595	$5,080

Sales and trading revenue breakdown
Net interest income	$911	$954	$920	$914	$899
Commissions	531	464	459	462	548
Trading	3,190	1,311	2,014	1,963	3,470
Other	87	207	221	222	161
Total sales and trading revenue	$4,719	$2,936	$3,614	$3,561	$5,078

(1)    Includes Global Banking sales and trading revenue of $179 million, $98 million, $138 million, $170 million and $104 million for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $69 million, $2 million, $(20) million, $(34) million and $(2) million for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively. FICC net DVA gains (losses) were $60 million, $4 million, $(16) million, $(28) million and $(9) million for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively. Equities net DVA gains (losses) were $9 million, $(2) million, $(4) million, $(6) million and $7 million for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1,2)
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Net interest income	$(7)	$53	$65	$41	$87
Noninterest income (loss)	(1,434)	(1,927)	(1,110)	(1,526)	(1,026)
Total revenue, net of interest expense	(1,441)	(1,874)	(1,045)	(1,485)	(939)

Provision for credit losses	(47)	(34)	(48)	(53)	(47)

Noninterest expense	583	556	352	303	308
Loss before income taxes	(1,977)	(2,396)	(1,349)	(1,735)	(1,200)
Income tax expense (benefit)	(1,613)	(1,723)	(1,294)	(3,596)	(1,456)
Net income (loss)	$(364)	$(673)	$(55)	$1,861	$256

Balance Sheet
Average
Total loans and leases	$15,405	$16,240	$17,581	$19,209	$20,815
Total assets (3)	154,425	185,707	187,233	187,226	207,449
Total deposits	20,504	23,780	13,767	14,073	14,354

Period end
Total loans and leases	$15,090	$15,863	$16,880	$18,306	$19,850
Total assets (4)	132,186	214,153	199,738	206,341	204,009
Total deposits	20,990	21,182	12,521	13,540	12,513

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results for the third, second and first quarters of 2021 were not restated.
(2)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.2 trillion, $1.2 trillion, $1.1 trillion, $1.1 trillion and $1.0 trillion for the first quarter of 2022 and the fourth, third, second and first quarters of 2021, respectively.
(4)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.2 trillion, $1.2 trillion, $1.2 trillion, $1.1 trillion and $1.1 trillion at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2022	December 31 2021	March 31 2021
Consumer
Residential mortgage	$226,030	$221,963	$214,779
Home equity	26,936	27,935	32,078
Credit card	79,356	81,438	72,786
Direct/Indirect consumer (1)	105,754	103,560	91,737
Other consumer (2)	205	190	132
Total consumer loans excluding loans accounted for under the fair value option	438,281	435,086	411,512
Consumer loans accounted for under the fair value option (3)	568	618	693
Total consumer	438,849	435,704	412,205

Commercial
U.S. commercial	330,973	325,936	283,229
Non-U.S. commercial	122,267	113,266	91,335
Commercial real estate (4)	62,533	63,009	58,764
Commercial lease financing	14,008	14,825	16,359
	529,781	517,036	449,687
U.S. small business commercial (5)	17,972	19,183	34,886
Total commercial loans excluding loans accounted for under the fair value option	547,753	536,219	484,573
Commercial loans accounted for under the fair value option (3)	6,543	7,201	6,310
Total commercial	554,296	543,420	490,883
Total loans and leases	$993,145	$979,124	$903,088

(1)Includes primarily auto and specialty lending loans and leases of $49.7 billion, $48.5 billion and $45.4 billion, U.S. securities-based lending loans of $51.9 billion, $51.1 billion and $42.4 billion and non-U.S. consumer loans of $3.2 billion, $3.0 billion and $3.1 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $248 million, $279 million and $275 million and home equity loans of $320 million, $339 million and $418 million at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $4.0 billion, $4.6 billion and $4.2 billion and non-U.S. commercial loans of $2.6 billion, $2.6 billion and $2.1 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(4)Includes U.S. commercial real estate loans of $58.3 billion, $58.2 billion and $55.8 billion and non-U.S. commercial real estate loans of $4.3 billion, $4.8 billion and $3.0 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$223,979	$115,388	$96,221	$1	$—	$12,369
Home equity	27,784	21,963	2,400	—	241	3,180
Credit card	78,409	75,730	2,679	—	—	—
Direct/Indirect and other consumer	104,632	49,292	55,338	—	—	2
Total consumer	434,804	262,373	156,638	1	241	15,551

Commercial
U.S. commercial	346,510	21,683	48,496	211,568	64,566	197
Non-U.S. commercial	118,767	—	1,237	80,783	36,684	63
Commercial real estate	63,065	12	4,566	51,400	7,085	2
Commercial lease financing	14,647	—	—	15,055	—	(408)
Total commercial	542,989	21,695	54,299	358,806	108,335	(146)
Total loans and leases	$977,793	$284,068	$210,937	$358,807	$108,576	$15,405

	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,193	$112,937	$93,294	$1	$—	$12,961
Home equity	28,796	22,672	2,476	—	253	3,395
Credit card	78,358	75,649	2,709	—	—	—
Direct/Indirect and other consumer	101,854	48,118	53,717	16	—	3
Total consumer	428,201	259,376	152,196	17	253	16,359

Commercial
U.S. commercial	330,796	22,943	47,354	196,168	64,105	226
Non-U.S. commercial	108,899	—	1,276	75,611	31,968	44
Commercial real estate	62,296	13	4,410	51,570	6,301	2
Commercial lease financing	14,870	—	—	15,261	—	(391)
Total commercial	516,861	22,956	53,040	338,610	102,374	(119)
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240

	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,005	$113,729	$88,532	$—	$—	$16,744
Home equity	33,634	26,490	2,812	—	284	4,048
Credit card	74,165	71,805	2,360	—	—	—
Direct/Indirect and other consumer	91,430	46,320	45,107	—	—	3
Total consumer	418,234	258,344	138,811	—	284	20,795

Commercial
U.S. commercial	322,010	32,535	44,436	192,628	52,016	395
Non-U.S. commercial	90,904	—	932	70,573	19,369	30
Commercial real estate	59,736	12	4,316	49,685	5,717	6
Commercial lease financing	16,839	—	—	17,221	29	(411)
Total commercial	489,489	32,547	49,684	330,107	77,131	20
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2022	December 31 2021	March 31 2021	March 31 2022	December 31 2021	March 31 2021
Asset managers & funds	$102,558	$89,786	$68,195	$158,973	$136,914	$105,459
Real estate (5)	67,211	69,384	66,159	93,888	96,202	89,891
Capital goods	44,545	42,784	37,030	85,942	84,293	78,134
Finance companies	50,559	59,327	49,483	76,101	86,009	76,246
Materials	27,570	25,133	23,474	60,017	53,652	50,704
Healthcare equipment and services	33,164	32,003	31,750	58,264	58,195	56,118
Retailing	26,678	24,514	23,857	51,557	50,816	47,562
Government & public education	35,212	37,597	39,093	49,213	50,066	51,381
Consumer services	27,045	28,172	29,877	47,344	48,052	47,471
Food, beverage and tobacco	23,332	21,584	22,597	46,566	45,419	44,651
Commercial services and supplies	20,818	22,390	21,139	42,809	42,451	37,768
Individuals and trusts	29,340	29,752	28,326	38,961	39,869	37,989
Utilities	18,908	17,082	11,681	38,178	36,855	29,481
Energy	16,770	14,217	13,596	36,001	34,136	32,416
Transportation	21,268	21,079	21,745	32,034	32,015	32,032
Software and services	12,075	10,663	10,536	30,195	27,643	25,674
Media	11,693	12,495	12,358	27,525	26,318	25,262
Technology hardware and equipment	10,551	10,159	9,248	26,479	26,910	24,434
Global commercial banks	25,092	20,062	21,019	26,234	21,390	23,048
Consumer durables and apparel	10,989	9,740	8,507	22,089	21,226	19,484
Vehicle dealers	11,438	11,030	13,487	20,381	15,678	16,877
Pharmaceuticals and biotechnology	6,175	5,608	4,216	19,093	19,439	16,932
Telecommunication services	10,500	10,056	8,752	18,453	21,270	24,422
Insurance	6,784	5,743	6,052	18,120	14,323	14,567
Automobiles and components	9,195	9,236	11,694	17,782	17,052	20,213
Food and staples retailing	7,304	6,902	5,499	12,772	12,226	10,570
Financial markets infrastructure (clearinghouses)	4,359	3,876	4,271	6,966	6,076	7,275
Religious and social organizations	2,906	3,154	4,473	5,345	5,394	6,347
Total commercial credit exposure by industry	$674,039	$653,528	$608,114	$1,167,282	$1,129,889	$1,052,408

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $34.1 billion, $30.9 billion and $35.3 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $45.6 billion, $47.3 billion and $39.4 billion, which consists primarily of other marketable securities, at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(2)Total utilized and total committed exposure includes loans of $6.5 billion, $7.2 billion and $6.3 billion and issued letters of credit with a notional amount of $48 million, $51 million and $79 million accounted for under the fair value option at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.0 billion, $4.8 billion and $4.5 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $3.0 billion, $4.7 billion and $21.1 billion of PPP loan exposure across impacted industries at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2022	December 31 2021	September 30 2021	June 30 2021	March 31 2021
Residential mortgage	$2,422	$2,284	$2,296	$2,343	$2,366
Home equity	615	630	676	651	669
Direct/Indirect consumer	67	75	45	50	56
Total consumer	3,104	2,989	3,017	3,044	3,091
U.S. commercial	818	825	909	1,060	1,228
Non-U.S. commercial	268	268	272	275	342
Commercial real estate	361	382	414	404	354
Commercial lease financing	54	80	70	81	80
	1,501	1,555	1,665	1,820	2,004
U.S. small business commercial	20	23	32	43	67
Total commercial	1,521	1,578	1,697	1,863	2,071
Total nonperforming loans and leases	4,625	4,567	4,714	4,907	5,162
Foreclosed properties (1)	153	130	117	124	137
Total nonperforming loans, leases and foreclosed properties (2, 3)	$4,778	$4,697	$4,831	$5,031	$5,299

Fully-insured home loans past due 30 days or more and still accruing	$817	$887	$930	$997	$1,030
Consumer credit card past due 30 days or more and still accruing	1,003	997	934	976	1,317
Other loans past due 30 days or more and still accruing	3,736	3,398	2,583	2,699	3,506
Total loans past due 30 days or more and still accruing (4, 5)	$5,556	$5,282	$4,447	$4,672	$5,853

Fully-insured home loans past due 90 days or more and still accruing	$574	$634	$648	$687	$728
Consumer credit card past due 90 days or more and still accruing	492	487	450	533	755
Other loans past due 90 days or more and still accruing	607	336	232	299	309
Total loans past due 90 days or more and still accruing (4, 5)	$1,673	$1,457	$1,330	$1,519	$1,792

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.15%	0.15%	0.16%	0.17%	0.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.48	0.48	0.52	0.55	0.59
Nonperforming loans and leases/Total loans and leases (6)	0.47	0.47	0.51	0.54	0.58

Commercial reservable criticized utilized exposure (7)	$20,682	$22,381	$24,142	$28,878	$34,283
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	3.54%	3.91%	4.53%	5.45%	6.59%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.47	3.91	4.55	5.37	6.41

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $61 million, $52 million, $55 million, $66 million and $87 million at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $336 million, $264 million, $279 million, $348 million and $384 million and nonperforming loans accounted for under the fair value option of $19 million, $21 million, $13 million, $13 million and $12 million at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $654 million, $523 million, $222 million, $159 million and $75 million at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively, and loans held-for-sale past due 90 days or more and still accruing of $50 million, $41 million, $9 million, $70 million and $18 million at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively. At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, there were $8 million, $12 million, $9 million, $74 million and $12 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.1 billion, $7.8 billion, $7.6 billion, $7.0 billion and $7.0 billion at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,989	$3,017	$3,044	$3,091	$2,725
Additions	644	371	353	431	851
Reductions:
Paydowns and payoffs	(175)	(179)	(163)	(160)	(123)
Sales	(131)	(1)	(1)	(1)	(1)
Returns to performing status (2)	(202)	(198)	(201)	(291)	(347)
Charge-offs (3)	(15)	(15)	(12)	(25)	(12)
Transfers to foreclosed properties	(6)	(6)	(3)	(1)	(2)
Total net additions (reductions) to nonperforming loans and leases	115	(28)	(27)	(47)	366
Total nonperforming consumer loans and leases, end of period	3,104	2,989	3,017	3,044	3,091
Foreclosed properties	118	101	87	93	101
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,222	$3,090	$3,104	$3,137	$3,192

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,578	$1,697	$1,863	$2,071	$2,227
Additions	183	372	275	503	472
Reductions:
Paydowns	(159)	(290)	(297)	(264)	(312)
Sales	(25)	(71)	(29)	(77)	(22)
Return to performing status (5)	(5)	(95)	(82)	(59)	(28)
Charge-offs	(12)	(35)	(33)	(108)	(78)
Transfers to foreclosed properties	—	—	—	—	—
Transfers to loans held-for-sale	(39)	—	—	(203)	(188)
Total net reductions to nonperforming loans and leases	(57)	(119)	(166)	(208)	(156)
Total nonperforming commercial loans and leases, end of period	1,521	1,578	1,697	1,863	2,071
Foreclosed properties	35	29	30	31	36
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,556	$1,607	$1,727	$1,894	$2,107

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2022		Fourth Quarter 2021		Third Quarter 2021		Second Quarter 2021		First Quarter 2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(10)	(0.02)%	$(11)	(0.02)%	$(7)	(0.01)%	$(6)	(0.01)%	$(4)	(0.01)%
Home equity	(30)	(0.44)	(26)	(0.37)	(34)	(0.46)	(24)	(0.31)	(35)	(0.42)
Credit card	297	1.53	280	1.42	321	1.69	488	2.67	634	3.47
Direct/Indirect consumer	4	0.02	(3)	(0.01)	(18)	(0.07)	(9)	(0.04)	31	0.14
Other consumer	79	n/m	72	n/m	67	n/m	64	n/m	67	n/m
Total consumer	340	0.32	312	0.29	329	0.31	513	0.50	693	0.67
U.S. commercial	(14)	(0.02)	(19)	(0.02)	15	0.02	(31)	(0.04)	12	0.02
Non-U.S. commercial	1	—	(6)	(0.02)	1	—	14	0.06	26	0.12
Total commercial and industrial	(13)	(0.01)	(25)	(0.02)	16	0.02	(17)	(0.02)	38	0.04
Commercial real estate	23	0.15	6	0.04	—	—	17	0.11	11	0.07
Commercial lease financing	—	—	—	—	(1)	—	—	—	—	—
	10	0.01	(19)	(0.02)	15	0.01	—	—	49	0.04
U.S. small business commercial	42	0.94	69	1.32	119	1.76	82	0.98	81	0.89
Total commercial	52	0.04	50	0.04	134	0.11	82	0.07	130	0.11
Total net charge-offs	$392	0.16	$362	0.15	$463	0.20	$595	0.27	$823	0.37

By Business Segment and All Other
Consumer Banking	$416	0.59%	$411	0.58%	$489	0.69%	$625	0.89%	$810	1.13%
Global Wealth & Investment Management	1	—	5	0.01	7	0.01	—	—	13	0.03
Global Banking	(12)	(0.01)	(28)	(0.03)	8	0.01	3	—	36	0.05
Global Markets	21	0.08	10	0.04	—	—	—	—	3	0.01
All Other	(34)	(0.91)	(36)	(0.91)	(41)	(0.92)	(33)	(0.70)	(39)	(0.78)
Total net charge-offs	$392	0.16	$362	0.15	$463	0.20	$595	0.27	$823	0.37

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2022		December 31, 2021		March 31, 2021
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$301	0.13%	$351	0.16%	$428	0.20%
Home equity	172	0.64	206	0.74	261	0.81
Credit card	5,684	7.16	5,907	7.25	7,278	10.00
Direct/Indirect consumer	512	0.48	523	0.51	617	0.67
Other consumer	46	n/m	46	n/m	51	n/m
Total consumer	6,715	1.53	7,033	1.62	8,635	2.10
U.S. commercial (3)	2,966	0.85	3,019	0.87	4,131	1.30
Non-U.S. commercial	1,155	0.94	975	0.86	1,154	1.26
Commercial real estate	1,218	1.95	1,292	2.05	2,148	3.66
Commercial lease financing	50	0.36	68	0.46	100	0.61
Total commercial	5,389	0.98	5,354	1.00	7,533	1.55
Allowance for loan and lease losses	12,104	1.23	12,387	1.28	16,168	1.80
Reserve for unfunded lending commitments	1,379		1,456		1,829
Allowance for credit losses	$13,483		$13,843		$17,997

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.23%		1.28%		1.80%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		262		271		313
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		7.62		8.62		4.85

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $248 million, $279 million and $275 million, and home equity loans of $320 million, $339 million and $418 million at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.0 billion, $4.6 billion and $4.2 billion and non-U.S. commercial loans of $2.6 billion, $2.6 billion and $2.1 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $7.1 billion, $7.8 billion and $7.0 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.0 billion, $1.2 billion and $1.5 billion at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
(4)Allowance for loan and lease losses includes $6.6 billion, $7.0 billion and $8.7 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 118 percent, 117 percent and 144 percent at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$7,879	$7,818	$8,950	$8,042	$9,166
Provision for credit losses	30	(489)	(624)	(1,621)	(1,860)
Pretax, pre-provision income	$7,909	$7,329	$8,326	$6,421	$7,306

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$269,309	$270,883	$275,484	$274,632	$274,047
Goodwill	(69,023)	(69,022)	(69,023)	(69,023)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,146)	(2,166)	(2,185)	(2,212)	(2,146)
Related deferred tax liabilities	929	913	915	915	920
Tangible shareholders’ equity	$199,069	$200,608	$205,191	$204,312	$203,870
Preferred stock	(26,444)	(24,364)	(23,441)	(23,684)	(24,399)
Tangible common shareholders’ equity	$172,625	$176,244	$181,750	$180,628	$179,471

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$266,617	$270,066	$272,464	$277,119	$274,000
Goodwill	(69,023)	(69,022)	(69,023)	(69,023)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,133)	(2,153)	(2,172)	(2,192)	(2,134)
Related deferred tax liabilities	926	929	913	915	915
Tangible shareholders’ equity	$196,387	$199,820	$202,182	$206,819	$203,830
Preferred stock	(27,137)	(24,708)	(23,441)	(23,441)	(24,319)
Tangible common shareholders’ equity	$169,250	$175,112	$178,741	$183,378	$179,511

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,238,223	$3,169,495	$3,085,446	$3,029,894	$2,969,992
Goodwill	(69,023)	(69,022)	(69,023)	(69,023)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,133)	(2,153)	(2,172)	(2,192)	(2,134)
Related deferred tax liabilities	926	929	913	915	915
Tangible assets	$3,167,993	$3,099,249	$3,015,164	$2,959,594	$2,899,822

Book value per share of common stock
Common shareholders’ equity	$239,480	$245,358	$249,023	$253,678	$249,681
Ending common shares issued and outstanding	8,062.1	8,077.8	8,241.2	8,487.2	8,589.7
Book value per share of common stock	$29.70	$30.37	$30.22	$29.89	$29.07

Tangible book value per share of common stock
Tangible common shareholders’ equity	$169,250	$175,112	$178,741	$183,378	$179,511
Ending common shares issued and outstanding	8,062.1	8,077.8	8,241.2	8,487.2	8,589.7
Tangible book value per share of common stock	$20.99	$21.68	$21.69	$21.61	$20.90

Current-period information is preliminary and based on company data available at the time of the presentation.	30